                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


SUBSIDIARY                               OWNERSHIP        STATE OF INCORPORATION
----------                               ---------        ----------------------

Dearborn Savings Association, F.A.         100%                  Federal